 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RIDEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On October 23, 2020 (the “Closing Date”), Lordstown Motors Corp. (f/k/a DiamondPeak Holdings Corp.), a Delaware Corporation (the “Company”), consummated the transactions contemplated by the agreement and plan of merger (the “Merger Agreement”), dated August 1, 2020, among the Company, Lordstown EV Corporation (f/k/a Lordstown Motors Corp.), a Delaware corporation (“Legacy LMC”), and DPL Merger Sub Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which Merger Sub merged with and into Legacy LMC with Legacy LMC surviving the merger (the “Merger”). Upon consummation of the Merger, the Company was renamed Lordstown Motors Corp. and Legacy LMC became a wholly owned subsidiary of the Company.

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of common stock, par value $0.0001 per share, of Legacy LMC (“Legacy LMC Common Stock”) was converted into 55.8817 shares (the “Exchange Ratio”) of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”), resulting in an aggregate of 75,918,063 shares of Class A Common Stock to be issued to Legacy LMC stockholders. At the Effective Time, each outstanding option to purchase Legacy LMC Common Stock (“Legacy LMC Options”), whether vested or unvested, was automatically converted into an option to purchase a number of shares of Class A Common Stock equal to the product of (x) the number of shares of Legacy LMC Common Stock subject to such Legacy LMC Option and (y) the Exchange Ratio, at an exercise price per share equal to (A) the exercise price per share of Legacy LMC Common Stock of such Legacy LMC Option immediately prior to the Effective Time divided by (B) the Exchange Ratio.

Pursuant to the Company’s Amended and Restated Certificate of Incorporation, as in effect prior to the closing of the Merger (the “Closing”), each outstanding share of the Company’s Class B common stock, par value $0.0001 per share, was automatically converted into one share of Class A Common Stock.

Stockholders holding 970 shares of the Company’s Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”). As a result, approximately $9,835 (or approximately $10.14 per share) was paid to such holders.

In connection with the Closing, on October 23, 2020, the Company:

•	issued and sold an aggregate of 50,000,000 shares of Class A Common Stock for $10.00 per share and an aggregate purchase price of $500,000,000 pursuant to previously announced subscription agreements (the “Subscription Agreements”) with certain investors (the “PIPE Investors”);

•	issued an aggregate of 4,031,830 shares of Class A Common Stock to holders of $40,000,000 in aggregate principal amount, plus accrued interest, upon automatic conversion of Legacy LMC convertible promissory notes into Class A Common Stock at a conversion price of $10.00 per share (the “Note Conversions”); and

•	issued warrants to purchase 1,649,489 shares of Class A Common Stock at a purchase price of $10.00 per share to Brown Gibbons Lang & Company (“BGL”).

The Merger, together with the foregoing transactions, are collectively referred to as the “Transactions.” The Transactions are described in more detail in in the section entitled “Proposal Number 1 — The Business Combination Proposal” beginning on page 91 of the Definitive Proxy Statement on Schedule 14A (File No. 001-38821) filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 8, 2020 (the “Proxy Statement”).

The foregoing descriptions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein, and the Subscription Agreements, a form of which is filed as Exhibit 10.1 hereto and is incorporated by reference, do not purport to be complete and are qualified in their entirety by the terms and conditions of such agreements.

Item 1.01.	Entry Into a Material Definitive Agreement.

Registration Rights and Lock-Up Agreement

In connection with the Transactions, the Company, certain persons and entities holding securities of the Company, and certain persons and entities receiving Class A Common Stock pursuant to the Merger or otherwise in connection with the Transactions, entered into an Amended and Restated Registration Rights and Lockup Agreement (the “Registration Rights and Lockup Agreement”). The terms of the Registration Rights and Lockup Agreement are described in the Proxy Statement in the section entitled “Proposal Number 1 — The Business Combination Proposal — Related Agreements — Registration Rights and Lockup Agreement” beginning on page 122 of the Proxy Statement.

The foregoing description of the Registration Rights and Lockup Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated by reference herein, does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

At a special meeting of stockholders held on October 22, 2020 (the “Special Meeting”), the Company’s stockholders approved the Merger. The Merger was completed on October 23, 2020.

Following the completion of the Transactions and the issuance of all shares of Class A common stock contemplated thereby, the Company has the following outstanding securities:

•	164,948,923 shares of Class A Common Stock;
•	9,333,333 warrants sold as part of the units offered in our initial public offering, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Public Warrants”);
•	5,066,667 warrants issued in a private placement to our sponsor and anchor investor at the time of our initial public offering, each exercisable for one share of Class A Common Stock at a price of $11.50 per share (the “Private Placement Warrants”);
•	1,649,489 warrants issued to BGL as part of the Transactions, each exercisable for one share of Class A Common Stock at a price of $10.00 per share (the “BGL Warrants”); and
•	5,373,359 options to purchase shares of Class A Common Stock at an exercise price of $1.79 per share, 1,448,401 of which are vested as of the date hereof.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. After the Closing, the Company became a holding company with assets consisting solely of equity interests in Legacy LMC.

Cautionary Note Regarding Forward-Looking Statements

The statements contained in this Current Report on Form 8-K and the documents incorporated by reference herein that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report on Form 8-K and the documents incorporated by reference herein may include, for example, statements about:

•	risks that efforts to complete the Transactions and operate as a public company disrupt the Company’s current plans and operations or divert management’s attention from ongoing business operations;
•	the certainty and volume of pre-orders, including the Company’s ability identify potential new customers and pre-orders, its ability to convert pre-orders into binding orders and the ability of customers to cancel or delay their pre-orders;

•	risks relating to the uncertainty of the projected financial information including the conversion of pre-orders into binding orders;
•	risks related to the Company’s limited operating history, the rollout of the Company’s business and the timing of expected business milestones, including our ability to complete the engineering of the Endurance and retooling of Lordstown’s facility, and start production of the Endurance, on time and on budget;
•	the effects of competition and the pace and depth of electric vehicle adoption generally on the Company’s future business;
•	changes in regulatory requirements, governmental incentives and fuel and energy prices;
•	the impact of the global COVID-19 pandemic on any of the foregoing risks; and
•	such other risks and uncertainties set forth in the section entitled “Risk Factors” beginning on page 38 of the Proxy Statement, which is incorporated by reference herein.

The forward-looking statements contained in this Current Report on Form 8-K and the documents incorporated by reference herein are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business and Properties

The business and properties of the Company are described in the section entitled “Business of Lordstown” beginning on page 165 of the Proxy Statement, which is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the section entitled “Risk Factors” beginning on page 38 of the Proxy Statement, which is incorporated herein by reference.

Selected Historical Financial Information

The selected historical financial information of Legacy LMC for the six months ended June 30, 2020 and period from inception until December 31, 2019 is included in the section entitled “Selected Historical Financial Information of Lordstown” beginning on page 33 of the Proxy Statement, which is incorporated herein by reference.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2020, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 are attached as Exhibit 99.1 hereto and incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Lordstown” beginning on page 175 of the Proxy Statement, which is incorporated herein by reference.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers, director independence, board structure and committees and related matters after the Closing is set forth in the section entitled “Management Following the Business Combination” beginning on page 192 of the Proxy Statement, which is incorporated herein by reference.

At the Effective Time, the Company’s board size was increased to nine and each of Stephen S. Burns, David T. Hamamoto, Keith Feldman, Jane Reiss, Dale Spencer, Michael Gates, Mick Kowitz, Angela Strand and Martin J. Rucidlo was appointed to the board. All other directors of the Company prior to the Closing resigned. Also at the Effective Time, each of the executive officers described in the section entitled “Management Following the Business Combination-Executive Officers” beginning on page 192 of the Proxy Statement, which is incorporated herein by reference, were appointed to the roles described therein and all executive officers of the Company prior to the Closing resigned.

Executive and Director Compensation

Information with respect to the historical compensation of Legacy LMC’s executive officers and directors is set forth in the section entitled “Lordstown’s Executive Compensation” beginning on page 201 of the Proxy Statement, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of the Class A Common Stock after giving effect to the Transactions, by:

•	each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock;
•	each current named executive officer and director of the Company; and
•	all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership percentages set forth in the table below are based on 164,948,923 shares of Class A Common Stock issued and outstanding after giving effect to the Transactions.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Stephen S. Burns (1)	46,351,745	28.10%
David T. Hamamoto (2)	4,229,135	2.56%
John LaFleur (3)	524,782	*
Julio Rodriguez (3)	568,154	*
Jane Reiss (4)	27,940	*
Dale Spencer (4)	27,940	*
Keith Feldman (5)	234,645	*
Michael Gates (6)	10,101	*
Mick Kowitz (7)	10,060	*
Angela Strand	-	-
Martin J. Rucidlo (8)	12,535	*
Directors and Executive Officers as a Group (16 individuals) (9)	53,913,030	32.68%
Five Percent Holders:
Workhorse Group, Inc. (10)	16,478,402	9.99%
Fidelity (11)	11,012,516	6.68%

* Less than one percent

(1)	Stephen S. Burns beneficially owns 46,351,745 shares of Class A common stock, which represent 28.10% of all outstanding Class A common stock. 13,906,553 shares are held in a grantor retained annuity trust of which Mr. Burns is trustee and sole annuitant. The address of Stephen S. Burns is 2300 Hallock Young Road, Lordstown, Ohio 44481.
(2)	Includes 800,913 shares of Class A common stock and 608,799 shares of Class A common stock underlying Private Placement Warrants that will become exercisable 30 days after the closing held by DiamondHead Partners LLC ("DiamondHead Partners"), and 1,601,826 shares of Class A common stock and 1,217,597 shares of Class A common stock underlying Private Placement Warrants that will become exercisable 30 days after the closing held by the David T. Hamamoto GRAT 2019 - SPAC (the "GRAT"), which is a grantor-retained annuity trust. Mr. Hamamoto is the sole managing member of DiamondHead Partners and the trustee and sole annuitant of the GRAT. The address of David T. Hamamoto is 2300 Hallock Young Road, Lordstown, Ohio 44481.

(3)	Includes 524,782 shares of Class A common stock underlying options that may become exercisable within 60 days. The principal business address of such stockholder is 2300 Hallock Young Road, Lordstown, Ohio 44481.
(4)	Includes 27,940 shares of Class A common stock underlying options that may become exercisable within 60 days. The principal business address of such stockholder is 2300 Hallock Young Road, Lordstown, Ohio 44481.
(5)	Includes 91,613 shares of Class A common stock underlying Private Placement Warrants that will become exercisable 30 days after the closing. The address of Keith Feldman is 2300 Hallock Young Road, Lordstown, Ohio 44481.
(6)	Due to the conversion of the Convertible Promissory Notes, Michael Gates beneficially owns 10,101 shares of Class A Common Stock. The address of Michael Gates is 2300 Hallock Young Road, Lordstown, Ohio 44481.
(7)	Due to the conversion of the Convertible Promissory Notes, Mick Kowitz beneficially owns 10,060 shares of Class A common stock. The address of Mick Kowitz is 2300 Hallock Young Road, Lordstown, Ohio 44481.
(8)	Due to the conversion of the Convertible Promissory Notes, Martin Rucidlo beneficially owns 7,535 shares of Class A common stock. The address of Martin Rucidlo is 2300 Hallock Young Road, Lordstown, Ohio 44481.
(9)	Includes 4,653,681 shares of Class A common stock underlying options that may become exercisable within 60 days.
(10)	The principal business address of Workhorse Group Inc. is 100 Commerce Drive, Loveland, OH 45140.
(11)	Includes the following: (a) Mag & Co fbo Fidelity Select Portfolios: Select Automotive Portfolio owns 12,513 shares of Class A common stock; (b) Mag & Co fbo Fidelity Mt. Vernon Street Trust: Fidelity Series Growth Company Fund owns 512,936 shares of Class A common stock; (c) Powhatan & Co LLC fbo Fidelity Mt. Vernon Street Trust: Fidelity Growth Company Fund owns 2,232,387 shares of Class A common stock; (d) Mag & Co fbo Fidelity Growth Company Commingled Pool owns 2,028,480 shares of Class A common stock; (e) Powhatan & Co LLC fbo Fidelity Mt. Vernon Street Trust: Fidelity Growth K6 Fund owns 226,198 shares of ClassA common stock; (f) MGardiner & Co fbo Fidelity Securities Fund: Fidelity Blue Chip Growth Fund owns 3,573,266 shares of Class A common stock; (g) Mag & Co fbo Fidelity Blue Chip Growth Commingled Pool owns 131,792 shares of Class A common stock; (h) Booth & Co fbo Fidelity Securities Fund: Fidelity Flex Large Cap Growth Fund owns 5,676 shares of Class A common stock; (i) Booth & Co FBO Fidelity Securities Fund: Fidelity Blue Chip Growth K6 Fund owns 366,333 shares of Class A common stock; (j) THISBE & Co: FBO Fidelity Blue Chip Growth Institutional Trust owns 12,008 shares of Class A common stock; (k) WAVECHART + CO fbo Fidelity Securities Fund: Fidelity Series Blue Chip Growth Fund owns 575,965 shares of Class A common stock; (l) FLAPPER CO fbo FIAM Target Date Blue Chip Growth Commingled Pool owns 334,961 shares of Class A common stock; (m) Mag & Co fbo Fidelity Advisors Series I: Fidelity Advisor Growth Opportunities Fund owns 828,055 shares of Class A common stock; (n) Booth & Co LLC fbo Variable Insurance Products Fund III: Growth Opportunities Portfolio owns 130,761 shares of Class A common stock; and (o) WARMWIND + CO fbo Fidelity Advisor Series I: Fidelity Advisor Series Growth Opportunities Fund owns 41,185 shares of Class A common stock. The primary business address of these entities is 245 Summer St., Boston MA 02210.

Certain Relationships and Related Party Transactions

Information with respect to certain relationships and related party transactions of the Company and Legacy LMC are described in the sections entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Lordstown – Related Party Transactions” beginning on page 185 and “Certain Relationships and Related Party Transactions” beginning on page 226 of the Proxy Statement, which is incorporated herein by reference.

Legal Proceedings

From time to time, the Company may become involved in legal proceedings arising in the ordinary course of business. The Company is currently not a party to any legal proceedings the outcome of which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on its business, financial condition, or results of operations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

The Class A Common Stock, the Public Warrants and the Company’s units, each consisting of one share of Class A Common Stock and one-third of a Public Warrant (the “Units”), were historically quoted on the Nasdaq Stock Market under the symbols “DPHC,” “DPHCW” and “DPHCU,” respectively. At the Effective Time, the Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On October 23, 2020, the Class A Common Stock and Public Warrants began trading on the Nasdaq Stock Market under the new trading symbols “RIDE” and “RIDEW,” respectively.

As of the Closing Date and following the completion of the Transactions, the Company had approximately 164,948,923 shares of Class A Common Stock issued and outstanding held of record by 202 holders, and approximately 9,333,333 Public Warrants outstanding held of record by 1 holder.

Dividends

The Company has not paid any cash dividends on the Class A Common Stock to date. The Company may retain future earnings, if any, for future operations and expansion and has no current plans to pay cash dividends for the foreseeable future. Any decision to declare and pay dividends in the future will be made at the discretion of the Board and will depend on, among other things, the Company’s results of operations, financial condition, cash requirements, contractual restrictions and other factors that the Board may deem relevant. In addition, the Company’s ability to pay dividends may be limited by covenants of any future outstanding indebtedness the Company or its subsidiaries incur.

Description of Registrant’s Securities to be Registered

A description of the Class A Common Stock and the Public Warrants is included in the section entitled “Description of Securities” beginning on page 211 of the Proxy Statement.

Indemnification of Directors and Officers

Information about indemnification of the Company’s directors and officers is set forth in the section entitled “Management Following the Business Combination” beginning on page 192 of the Proxy Statement, which is incorporated herein by reference.

In connection with the Transactions, on October 23, 2020, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements require the Company to indemnify its directors and executive officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s directors or executive officers or any other company or enterprise to which the person provides services at the Company’s request.

The foregoing description of the indemnification agreements, a form of which is filed as Exhibit 10.3 hereto and is incorporated by reference herein, does not purport to be complete and is qualified in its entirety by the terms and conditions of such agreement.

Financial Statements and Supplementary Data

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

The securities issued in connection with the Merger Agreement, Subscription Agreements, the Note Conversions and the BGL Warrants have not been registered under the Securities Act of 1933 (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act.

The issuance of Class A Common Stock upon automatic conversion of Class B Common Stock at the Closing has not been registered under the Securities Act in reliance on the exemption from registration provided by Section 3(a)(9) of the Securities Act.

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 23, 2020, the Audit Committee of the Board approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2020. Accordingly, WithumSmith+Brown, PC (“Withum”), the Company’s independent registered public accounting firm prior to the Merger, was informed on October 23, 2020 that it would be replaced by KPMG as the Company’s independent registered public accounting firm following completion of the Company’s review of the quarter ended September 30, 2020, which consists only of the accounts of the pre-Merger special purpose acquisition company.

Withum’s report of independent registered public accounting firm, dated March 25, 2020, on the Company’s balance sheets as of December 31, 2019 and 2018, the related statements of operations, stockholders’ equity and cash flows for the year ended December 31, 2019 and for the period from November 13, 2018 (inception) to December 31, 2018, and the related notes to the financial statements (collectively, the “Financial Statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles other than the Company’s ability to continue as a going concern due to Company’s obligation to either complete a business combination by the close of business on March 4, 2021, or cease all operations except for the purpose of winding down and liquidating.

During the period from November 13, 2018 (inception) to December 31, 2019 and the subsequent period through October 23, 2020, there were no: (i) disagreements with Withum on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to Withum’s satisfaction would have caused Withum to make reference to the subject matter of the disagreement in connection with its report or (ii) reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the period from November 13, 2018 (inception) to December 31, 2018, and the interim period through October 23, 2020, the Company did not consult KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s Financial Statements, and no written report or oral advice was provided to the Company by KPMG that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided Withum with a copy of the disclosures made by the Company in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the registrant in this Item 4.01 in response to Item 304(a) of Regulation S-K under the Exchange Act and, if not, stating the respects in which it does not agree. A letter from Withum is attached hereto as Exhibit 16.1.

Item 5.01	Changes in Control of the Registrant.

The information set forth in the section entitled “Introductory Note” and in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the section entitled “Directors and Executive Officers”” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Special Meeting, the stockholders of the Company approved the Lordstown Motors Corp. 2020 Equity Incentive Plan (the “2020 Plan”). The 2020 Plan became effective immediately upon the Closing. A description of the 2020 Plan is included in the section entitled “Proposal 5 – The 2020 Incentive Plan Proposal” beginning on page 136 of the Proxy Statement, which is incorporated herein by reference. The foregoing description of the 2020 Plan is qualified in its entirety by the full text of the 2020 Plan, which is attached hereto as Exhibit 10.4 and incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Merger, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The unaudited condensed financial statements of Legacy LMC as of and for the six months ended June 30, 2020 and for the period from April 30, 2019 to June 30, 2019 and the related notes are included in the Proxy Statement beginning on page F-36 and are incorporated herein by reference.

The historical audited financial statements of Legacy LMC as of December 31, 2019 and for period from April 30, 2019 to December 31, 2019 and the related notes are included in the Proxy Statement beginning on page F-47 of the Proxy Statement and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of the Company as of and for the six months ended June 30, 2020 and for the six months ended June 30, 2019 and the related notes are included in the Proxy Statement beginning on page F-2 of the Proxy Statement and are incorporated herein by reference.

The historical audited financial statements of the Company as of and for the year ended December 31, 2019 and as of and for the period from November 13, 2018 to December 31, 2018 and the related notes are included in the Proxy Statement beginning on page F-19 of the Proxy Statement and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of June 30, 2020, and the unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2020 and the year ended December 31, 2019 are attached as Exhibit 99.1 hereto and are incorporated herein by reference.

(d)        Exhibits.

Exhibit Number	Description
2.1†	Agreement and Plan of Merger, dated as of August 1, 2020, by and among DiamondPeak Holding Corp., Lordstown Motors Corp. and DPL Merger Sub Corp. (incorporated by reference to the Company’s Form 8-K, filed with the SEC on August 3, 2020)
3.1	Second Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws
4.3	Warrant Agreement, dated February 27, 2019, by and between the Company and American Stock Transfer & Trust Company, LLC (including form of warrant certificate) (incorporated by reference to the Company’s Form 8-K, filed with the SEC on March 4, 2019)
10.1	Form of Subscription Agreement (incorporated by reference to the Company’s Form 8-K, filed with the SEC on August 3, 2020)
10.2	Registration Rights and Lockup Agreement
10.3#	Form of Indemnification Agreement
10.4#	2020 Equity Incentive Plan (incorporated by reference to the Company’s proxy statement, filed with the SEC on October 8, 2020)
10.5#	Legacy LMC 2019 Incentive Compensation Plan, as amended by Amendment No. 1, effective February 14, 2020 (including the form of option award agreement thereunder and the terms and conditions that govern the option award agreements)
10.6#	Amended and Restated Employment Agreement, dated November 1, 2019, between Lordstown Motors Corp. and Stephen S. Burns
10.7#	Employment Agreement, dated September 1, 2019, between Lordstown Motors Corp. and John LaFleur, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.8#	Employment Agreement, dated September 1, 2019, between Lordstown Motors Corp. and Julio Rodriguez, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.9#	Employment Agreement, dated October 1, 2019, between Lordstown Motors Corp. and Caimin Flannery, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.10#	Employment Agreement, dated October 1, 2019, between Lordstown Motors Corp. and Rich Schmidt, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.11#	Employment Agreement, dated October 1, 2019, between Lordstown Motors Corp. and Thomas V. Canepa, as amended by Amendment to Employment Agreement, dated July 31, 2020
10.12	Intellectual Property License Agreement, between Workhorse Group Inc. and Lordstown Motors Corp., dated November 7, 2019 (incorporated by reference to the Form 10-K of Workhorse Group, Inc., filed with the SEC on March 13, 2020)
10.13	Agreement between Workhorse Group Inc. and Lordstown Motors Corp., dated August 1, 2020 (incorporated by reference to the Form 8-K of Workhorse Group, Inc., filed with the SEC on August 4, 2020)
10.14	License Agreement, between Elaphe Propulsion Technologies Ltd. and Lordstown Motors Corp., as amended by First Amendment, dated July 21, 2020
10.15	Facilities and Support Agreement, between Elaphe Propulsion Technologies Ltd. and Lordstown Motors Corp., dated March 16, 2020
10.16	Asset Transfer Agreement, dated November 7, 2019, between Lordstown Motors Corp. and General Motors LLC, and amended by that certain Amendment to Asset Purchase Agreement, dated May 28, 2020
10.17	Omnibus Agreement, dated August 1, 2020, by and among General Motors LLC, GM EV Holdings LLC, Lordstown Motors Corp., and DiamondPeak Holdings Corp.
16.1	Letter from WithumSmith+Brown, PC to the SEC, dated October 28, 2020
99.1	Unaudited Pro Forma Financial Information

#Indicates management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Stephen S. Burns
	Name:	Stephen S. Burns
	Title:	Chief Executive Officer and Chairman
Date: October 29, 2020